                            ENDORSEMENT NO 4 REVISED

                         Attached to and made a part of
                            AGREEMENT OF REINSURANCE
                                    NO.7366
                                    between
                        GENERAL REINSURANCE CORPORATION
                                      and
                             OMNI INSURANCE COMPANY
                             OMM INDEMNITY COMPANY


         IT IS MUTUALLY AGREED that, as respects new and renewal policies becoming effective at and after 12:01 AM., January 1, 1994, the first sentence of the second paragraph of Section 6 - REINSURANCE PREMIUM AND COMMISSION of Exhibit A of this Agreement is amended to read as follows:

         "The reinsurance premiums in (a) and (b) above shall be subject to a fixed commission allowance of 40%."


         IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 18th day of January, 1995.

                                            GENERAL REINSURANCE CORPORATION

                                                  /s/ John F. Seibert
                                             --------------------------------
                                                     Vice President
Attest: /s/ Donna M. DeBitetto

                                            OMNI INSURANCE COMPANY
                                            OMNI INDEMNITY COMPANY

                                                  /s/ J. Paul Kennedy
                                             --------------------------------
                                                       President
Attest: /s/ Patrice M. Cannon

                                ENDORSEMENT NO.5

                         Attached to and made a part of
                            AGREEMENT OF REINSURANCE
                                    NO. 7366
                                    between
                        GENERAL REINSURANCE CORPORATION
                                      and
                             OMNI INSURANCE COMPANY
                             OMNI INDEMNITY COMPANY



          IT IS MUTUALLY AGREED that, as respects claims and losses resulting from occurrences, insured under new and renewal policies of the Company written in the following states effective at and after 12:01 AM. on the following dates;

         (a)     Louisiana                 June 1, 1993
         (b)     Tennessee                 January 1, 1994
         (c)     Texas                     August 1, 1995

Appendix A (Revised: July 1, 1989), to Exhibit A of this Agreement is replaced by Appendix A (Revised: June 1, 1993), attached hereto.


          IT IS FURTHER AGREED that, as respects claims and losses resulting from occurrences, insured under new and renewal policies of the Company effective at and after 12:01 AM., August 1, 1995, exclusion (a) in Section 5 - EXCLUSIONS of Exhibit A of this Agreement is amended to read as follows:

          "(a) Business accepted by the Company as reinsurance from other insurers, however this exclusion shall not apply to business assumed from Gainsco County Mutual Insurance Company of Texas;"


         IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 23rd day of October, 1995



                                            GENERAL REINSURANCE CORPORATION

                                            /s/ John F. Seibert
                                            -------------------------------
                                                 Vice President

Attest: /s/ Donna DeBitetto


                                            OMNI INSURANCE COMPANY
                                            OMNI INDEMNITY COMPANY

                                            /s/ J. Paul Kennedy
                                            -------------------------------

Attest: /s/ Patrice M. Cannon

                               ENDORSEMENT NO. 6

                         Attached to and made a part of
                            AGREEMENT OF REINSURANCE
                                    NO. 7366
                                    between
                        GENERAL REINSURANCE CORPORATION
                                      and
                             OMNI INSURANCE COMPANY
                             OMNI INDEMNITY COMPANY

         IT IS MUTUALLY AGREED that, effective 12:01 A.M., February 3, 1995, Exhibit A to this Agreement is amended as follows:

         I - As respects claims first made against the Company at and after such time and date, Section 1 is amended to read:

"Section 1 - LIABILITY OF THE REINSURER

         The Reinsurer shall pay to the Company, with respect to personal automobile liability business of the Company and loss in excess of policy limits and extra contractual obligations incurred in conjunction therewith, the amount of net loss in excess of the Company Retention but not exceeding the Limits of Liability of the Reinsurer as set forth in the Schedule of Reinsurance.

                                                 SCHEDULE OF REINSURANCE
---------------------------------------------------------------------------------------------------
                                                Company                     Limits of Liability
         Class of Business                     Retention                     of the Reinsurer
---------------------------------------------------------------------------------------------------
Personal Automobile Liability               Per Appendix A              The difference between
Business                                                                $1,000,000 each occurrence
                                                                        and the Company Retention

Loss in Excess of Policy              $350,000 each claim and           95% of $2,000,000 annual
Limits and Extra Contractual          $3,000,000 annual aggre-          aggregate* in excess of the
Obligations                           gate* excess of $350,000          Company Retention
                                      each claim

*   The annual aggregate applies to the period from February 3, 1995 to
    February 3, 1996 and to each subsequent twelve month period."
--------------------------------------------------------------------------------

         II - As respects claims first made against the Company at and after such time and date, the second paragraph under paragraph (b) of
               Section 4 - DEFINITIONS is amended to read:

               "The date on which a loss in excess of policy limits or extra contractual obligation is incurred by the Company shall be deemed, in all circumstances, to be the date the claim is first made against the Company."


         III - The last paragraph of Section 6 - REINSURANCE PREMIUM AND
               COMMISSION is amended to read:

         "For coverage hereunder for loss in excess of policy limits and extra contractual obligations, the Company shall pay to the Reinsurer a flat annual reinsurance premium of $5,000, which shall be payable in the January, 1995 account and in the account for each subsequent January. Such flat annual reinsurance premium is net, i.e., not subject to commission."


         IV - Sub-paragraph (b) of Section 8 - COMMENCEMENT AND TERMINATION is amended to read:

         "(b) The Reinsurer shall not be liable for any claims first made against the Company for loss in excess of policy limits or extra contractual obligations at and after the effective time and date of termination."

         IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed in duplicate this 10th day of September, 1996.


                                           GENERAL REINSURANCE CORPORATION

                                                  /s/ John Seibert
                                           -------------------------------
                                                   Vice President

Attest: /s/ Donna M. DeBitetto

                                           OMNI INSURANCE COMPANY
                                           OMNI INDEMNITY COMPANY

                                                  /s/ J. Paul Kennedy
                                           -------------------------------

Attest: /s/ Patrice M. Cannon